LINCOLN LIFE

VARIABLE
ANNUITY
FUND A










ANNUAL REPORT
DECEMBER 31, 1997

LINCOLN LIFE
VARIABLE ANNUITY FUND A

January 1998


Dear contractowner:

This booklet contains the annual report of the Lincoln Life Variable Annuity Fund A for the period ending December 31, 1997. Fund A performance for the year ending December 31, 1997 was 32.9% after the deduction of fund and contract expenses.

The U.S. economy enjoyed its seventh year of expansion in 1997, propelling the American stock market to historic highs. The U.S. stock market suffered two brief corrections in 1997 - one as a result of the Federal Reserve Board modestly raising short-term interest rates in the spring and the other as a result of financial problems in Asia. However, the fundamental strength of the U.S. economy allowed many domestic stocks to recover by year's end.

Increased productivity resulting from improvements in technology and organizational changes have helped American companies increase earnings. Despite vigorous U.S. economic growth, the Consumer Price Index rose 1.8% - the smallest increase since 1986.

We remain optimistic about the long-term prospects in the various financial markets, however we would caution that the types of returns received over the last couple of years cannot be expected every year. We believe Vantage Global Advisor's disciplined approach will continue to prevail for those of you willing to maintain a long-term investment strategy. Commentary from Vantage Global Advisors begins on page 3 of this booklet.

Please review the following information carefully. Your Lincoln Life sales representative will help answer any questions you may have, or you may contact a customer service representative at 800-4LINCOLN (800-454-6265). We appreciate your continued confidence in Lincoln Life and look forward to helping you meet your long-term financial goals.

Sincerely,


/s/ Jeffrey K. Dellinger
------------------------
Jeffrey K. Dellinger
Vice President

PORTFOLIO MANAGER'S
SUMMARY AND COMPARISON

Managed by:       [VANTAGE GLOBAL ADVISORS LOGO]

  Growth of $10,000 invested 1/1/88 through 12/31/97

            S&P 500 INDEX              FUND A
         --------------------------------------------
                      ENDING                   ENDING
                     ACCOUNT                  ACCOUNT
YEAR     RETURN      BALANCE      RETURN      BALANCE
-----------------------------------------------------
1987      5.32%      $10,532       0.00%      $10,000
1988     16.61%      $12,281       0.00%      $10,000
1989     31.68%      $16,172       0.00%      $10,000
1990     -3.12%      $15,668       0.00%      $10,000
1991     30.48%      $20,443       0.00%      $10,000
1992      7.62%      $22,001       0.00%      $10,000
1993     10.07%      $24,216       0.00%      $10,000
1994      1.31%      $24,533       0.00%      $10,000
1995     37.52%      $33,738       0.00%      $10,000
1996     22.92%      $41,471       0.00%      $10,000
1997     33.35%      $55,302       0.00%      $10,000

Average annualized return       Ended
on investments                  12/31/97
----------------------------------------
One Year                         +32.91%
----------------------------------------
Five Year                        +19.21%
----------------------------------------
Ten Year                         +15.48%
----------------------------------------

Fund A returned 32.9% for the year ended December 31, 1997 versus its benchmark the S&P 500 of 33.4%. The 15 largest stocks in the S&P 500 returned over 41% for the year.

The Fund provided investors with healthy returns for 1997. Because the Fund is diversified across industries and securities, it minimizes individual industry and security risk. The focus on attractively priced companies steered the portfolio clear of some companies that fell significantly.

During 1998, the market will be particularly sensitive to earnings reports of those higher priced large cap stocks. The Fund steers away from overvalued companies, investing instead in companies well positioned to steadily move through the uncertain markets ahead.

T. Scott Wittman

STATEMENT OF NET ASSETS

DECEMBER 31, 1997

INVESTMENTS:
                                 Percent of     Number        Market
COMMON STOCKS:                   Net Assets     of Shares     Value
--------------------------------------------------------------------------
AEROSPACE AND DEFENSE:                 1.9%
     General Dynamics                               9,500     $    821,156
     United Technologies                           22,800        1,660,125
                                                              ------------
                                                                 2,481,281

AUTOMOBILES AND AUTO PARTS:            4.4%
     Cooper Industries                             25,100        1,229,900
     Ford Motor                                    42,900        2,088,694
     General Motors                                15,600          945,750
     Johnson Controls                              33,000        1,575,750
                                                              ------------
                                                                 5,840,094

BANKING, FINANCE, AND INSURANCE:      17.3%
     AmSouth Bancorp.                              26,000        1,412,125
     Bank of Boston                                20,500        1,925,719
     Bank of New York                               8,800          508,750
     Bankers Trust New York                        14,000        1,574,125
     Bear Stearns                                  37,015        1,758,212
     Chase Manhattan                               22,800        2,496,600
     Cigna                                          8,600        1,488,338
     First Chicago NBD                             18,639        1,556,357
     MBIA                                          10,400          694,850
     Marsh & McLennan                              18,200        1,357,037
     NationsBank                                   20,600        1,252,738
     Paine Webber Group                            30,150        1,042,059
     SLM Holding                                   11,800        1,641,675
     Torchmark                                     39,800        1,674,088
     Travelers Group                               44,799        2,413,546
                                                              ------------
                                                                22,796,219

BUILDINGS AND MATERIALS:               1.2%
     Armstrong World Industries                     3,600          269,100
     Centex                                         5,200          327,275
     Lafarge                                       22,500          665,156
     Masco                                          7,100          361,212
                                                              ------------
                                                                 1,622,743

CABLE, MEDIA, AND PUBLISHING:          3.4%
     Dun & Bradstreet                              19,200          594,000
     McGraw-Hill                                   15,900        1,176,600
     New York Times                                15,200        1,005,100
     Omnicom Group                                 38,400        1,627,200
                                                              ------------
                                                                 4,402,900

                                 Percent of     Number        Market
                                 Net Assets     of Shares     Value
--------------------------------------------------------------------------
CHEMICALS:                             2.9%
     Avery Dennison                                21,795     $    975,326
     Dow Chemical                                  18,200        1,847,300
     Lyondell Petrochemicals                       36,700          972,550
                                                              ------------
                                                                 3,795,176

COMPUTERS AND TECHNOLOGY:              7.5%
     American Power Conversion*                    27,100          641,931
     Bay Networks*                                 18,300          467,794
     Cadence Design Systems*                       35,750          875,875
     Compaq Computer                               33,950        1,916,053
     HBO                                           10,400          498,875
     Network Associates Inc.*                       5,100          269,184
     PeopleSoft*                                   33,200        1,290,650
     Storage Technology*                           27,100        1,678,506
     Sun Microsystems*                             42,400        1,693,350
     Western Digital*                              32,700          525,244
                                                              ------------
                                                                 9,857,462

CONSUMER PRODUCTS:                     6.6%
     Clorox                                        14,600        1,154,313
     General Electric                              59,600        4,373,150
     Maytag                                        12,000          447,750
     Procter & Gamble                              33,600        2,681,700
                                                              ------------
                                                                 8,656,913

ELECTRONICS AND ELECTRICAL:            1.1%
     Honeywell                                     11,400          780,900
     Raytheon-Class A                                 995           49,057
     Xerox                                          9,100          671,694
                                                              ------------
                                                                 1,501,651

ENERGY:                                9.2%
     Atlantic Richfield                            17,200        1,378,150
     Exxon                                         47,500        2,906,406
     Halliburton                                   26,500        1,376,344
     Occidental Petroleum                          36,000        1,055,250
     Royal Dutch Petroleum                         46,800        2,535,975
     Texaco                                        31,600        1,718,250
     USX-Marathon Group                            33,200        1,120,500
                                                              ------------
                                                                12,090,875

                                 Percent of     Number        Market
                                 Net Assets     of Shares     Value
--------------------------------------------------------------------------
FOOD, BEVERAGE, AND TOBACCO:           8.2%
     Campbell Soup                                 16,800     $    976,500
     Coca Cola                                     24,800        1,652,300
     ConAgra                                       16,400          538,125
     Fortune Brands                                16,500          611,531
     Heinz (H.J.)                                  19,250          978,141
     Hershey Foods                                 17,000        1,052,937
     Philip Morris                                 82,200        3,724,688
     RJR Nabisco Holdings                          32,500        1,218,750
                                                              ------------
                                                                10,752,972

HEALTHCARE AND PHARMACEUTICALS:       10.7%
     Amgen*                                        29,300        1,585,863
     Bristol-Myers Squibb                          35,900        3,397,038
     Dura Pharmaceuticals*                          7,600          350,550
     Johnson & Johnson                             23,900        1,574,412
     Lincare Holdings*                             12,400          709,900
     Merck & Company                               27,800        2,953,750
     Oxford Health Plans*                          19,300          299,753
     Phycor*                                       27,500          743,359
     Schering-Plough                               39,000        2,422,875
                                                              ------------
                                                                14,037,500

INDUSTRIAL MACHINERY:                  2.8%
     Caterpillar                                   35,800        1,738,538
     Deere & Co.                                   17,200        1,002,975
     Ingersoll-Rand                                23,250          941,625
                                                              ------------
                                                                 3,683,138

LEISURE, LODGING, AND ENTERTAINMENT:   1.7%
     Boston Chicken*                               25,400          163,116
     Callaway Golf                                 35,500        1,013,969
     King World Productions*                       19,200        1,108,800
                                                              ------------
                                                                 2,285,885

METALS AND MINING:                     1.0%
     ASARCO                                        16,600          372,463
     Phelps Dodge                                  15,400          958,650
                                                              ------------
                                                                 1,331,113

MISCELLANEOUS:                          .4%
     Cendant*                                      15,288          525,525

RETAIL:                                5.6%
     CompUSA*                                      45,600        1,413,600
     Gap                                           18,600          659,136
     Jostens                                       33,000          761,062
     Liz Claiborne                                 13,000          543,562
     Ross Stores                                   19,600          714,175
     Safeway*                                      24,600        1,555,950
     TJX                                           51,500        1,770,313
                                                              ------------
                                                                 7,417,798

                                 Percent of     Number        Market
                                 Net Assets     of Shares     Value
--------------------------------------------------------------------------
TELECOMMUNICATIONS:                    8.7%
     AT & T                                        14,600     $    894,250
     Ameritech                                     29,000        2,334,500
     Bell Atlantic                                 25,958        2,362,178
     BellSouth                                     44,600        2,511,538
     PairGain Technologies*                         5,000           97,031
     SBC Communications                            13,599          996,127
     Tellabs*                                      26,000        1,372,312
     U.S. West Communications Group                17,700          798,713
                                                              ------------
                                                                11,366,649

TRANSPORTATION AND SHIPPING:           1.2%
     AMR*                                           8,000        1,028,000
     UAL*                                           5,800          536,500
                                                              ------------
                                                                 1,564,500

UTILITIES:                             3.3%
     FirstEnergy*                                  32,100          930,900
     General Public Utilities                      33,600        1,415,400
     Minnesota Power and Light                      8,200          357,212
     Texas Utilities                               38,500        1,600,156
                                     ------                   ------------
                                                                 4,303,668

          TOTAL COMMON STOCKS
            (Cost $78,612,415)        99.1%                    130,314,062
                                     ------                   ------------

          TOTAL INVESTMENTS
            (Cost $78,612,415)        99.1%                    130,314,062

Other Assets Over Liabilities:          .9%                      1,144,001
                                     ------                   ------------

          NET ASSETS                 100.0%                   $131,458,063
                                     ======                   ============

Net assets are represented by:
     Value of accumulation units:
          7,722,501 units at $15.600 unit value               $120,467,202
     Annuity reserves:
          217,841 units at $15.600 unit value                    3,398,212
          382,478 units at $19.851 unit value                    7,592,649
          -------                                             ------------
          600,319
                                                              $131,458,063
                                                              ------------

*Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
  Dividends                                                                    $  2,455,559
  Interest                                                                           48,577
                                                                               ------------
                                                                                  2,504,136

EXPENSES:
  Investment management services                             $   394,625
  Mortality and expense guarantees                             1,163,876          1,558,501
                                                             -----------       ------------
NET INVESTMENT INCOME                                                               945,635

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                            15,561,276
  Increase in net unrealized appreciation of investments      17,892,073
                                                             -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                  33,453,349
                                                                               ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $ 34,398,984
                                                                               ------------


STATEMENTS OF CHANGES IN NET ASSETS
                                                                 Year Ended December 31
                                                                1997               1996
--------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
  Net investment income                                     $    945,635       $  1,248,519
  Net realized gain on investments                            15,561,276          9,896,271
  Increase in net unrealized appreciation of investments      17,892,073          7,531,873
                                                            -------------      -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          34,398,984         18,676,663

Net decrease from equity transactions                        (11,845,771)       (13,726,463)
                                                            -------------      -------------

TOTAL INCREASE IN NET ASSETS                                  22,553,213          4,950,200

Net assets at beginning of year                              108,904,850        103,954,650
                                                            -------------      -------------

NET ASSETS AT END OF YEAR                                   $131,458,063       $108,904,850
                                                            =============      =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1.  SIGNIFICANT ACCOUNTING POLICIES

THE FUND: The Lincoln National Variable Annuity Fund A (Fund) is a segregated investment account of The Lincoln National Life Insurance Company. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to maximize long-term growth of capital. The Fund invests primarily in equity securities diversified over industries and companies.

Investments: Security transactions are accounted for on the date the securities are purchased or sold. Stocks are valued at the closing sales prices for those traded on a national stock exchange and the mean between the quoted bid and asked prices for those traded over-the-counter. Short-term investments are stated at cost which approximates market. The cost of investments sold is determined using the specific identification method.

Federal Income Taxes: Operations of the Fund form a part of, and are taxed with, operations of The Lincoln National Life Insurance Company, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the investment income and gains on investments of the Fund. Accordingly, no provision for any such liability has been made.


INCOME: Dividends are recorded as earned on the ex-dividend date and interest is accrued as earned.


ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using assumed investment rates of 3.5%, 4.5%, 5%, or 6%.Reserves on contracts involving life contingencies are calculated using the Progressive Annuity Table with the age adjusted for persons born before 1900 or after 1919 and assumed investment rates of 3.5%, 4.5%, 5%, or 6%.


USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2.  INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) during the year ended December 31, 1997 amounted to $39,042,799 and $50,216,101, respectively.

3.  EXPENSES AND SALES CHARGES

Amounts are paid to The Lincoln National Life Insurance Company for investment management services at the rate of .000885% of the current value of the Fund per day (.323% on an annual basis) and for mortality and expense guarantees at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis). In addition, The Lincoln National Life Insurance Company retained $9,784 from the proceeds of the sale of annuity contracts during 1997 for sales and administrative charges. Accordingly, The Lincoln National Life Insurance Company is responsible for all sales, general, and administrative expenses applicable to the Fund.

The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interesting bearing accounts, For the period ended December 31, 1997, the custodial fee offset arrangement was not material to either expenses or to the calculation of average net assets and the ratio of expenses to average net assets.


4.  NET ASSETS

Net assets at December 31, 1997 consisted of the following:

     Equity transactions                                ($153,292,578)
     Accumulated net investment income                     73,282,387
     Accumulated net realized gain on investments         161,684,979
     Net unrealized appreciation of investments            49,783,275
                                                        --------------
                                                         $131,458,063
                                                        ==============


5.  SUMMARY OF CHANGES IN EQUITY TRANSACTIONS

                                   1997                             1996
-----------------------------------------------------------------------------------------------
                                   Units       Amount               Units        Amount
-----------------------------------------------------------------------------------------------
Accumulation Units:
  Balance at beginning of year     8,462,449   ($135,982,849)        9,568,929   ($123,869,196)
  Contract purchases                 152,590       2,092,826           153,035       1,603,060
  Terminated contracts              (892,538)    (12,324,266)       (1,259,515)    (13,716,713)
                                   ----------  --------------       -----------  --------------

    Balance at end of year         7,722,501   ($146,214,289)        8,462,449   ($135,982,849)
                                   ==========  ==============       ===========  ==============

  Annuity Reserves:
  Balance at beginning of year       699,953     ($5,463,958)          831,033     ($3,851,148)
  Annuity payments                   (88,185)     (1,400,844)          (99,335)     (1,207,775)
  Receipt of guarantee
  mortality adjustments              (11,449)       (213,487)          (31,745)       (405,035)
                                   ----------  --------------       -----------  --------------

  Balance at end of year             600,319     ($7,078,289)          699,953     ($5,463,958)
                                   ==========  ==============       ===========  ==============

6.  SUPPLEMENTAL INFORMATION - SELECTED PER UNIT DATA AND RATIOS


The following is selected financial data for a unit outstanding throughout each year:

                                                           1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------------
  Investment income                                        $  .286    $  .267    $  .251    $  .217    $  .204
  Expenses                                                    .178       .139       .114       .095       .090
                                                           -------    -------    -------    -------    -------
  Net investment income                                       .108       .128       .137       .122       .114

  Net realized and unrealized gain(loss) on investments      3.755      1.735      2.539      (.040)      .522
                                                           -------    -------    -------    -------    -------

  Increase in accumulation unit value                        3.863      1.863      2.676       .082       .636
  Accumulation unit value at beginning of year              11.737      9.874      7.198      7.116      6.480
                                                           -------    -------    -------    -------    -------

Accumulation unit value at end of year                     $15.600    $11.737    $ 9.874    $ 7.198    $ 7.116
                                                           =======    =======    =======    =======    =======

Ratio of expenses to average net assets                      1.27%      1.28%      1.28%      1.27%      1.27%
Ratio of net investment income to average net assets          .77%      1.17%      1.65%      1.75%      1.72%
Portfolio turnover rate                                     32.56%     49.94%     48.95%     64.09%     49.90%
Number of units outstanding at end of year
(in thousands)
   Accumulation units:                                       7,723      8,462      9,569      9,908     11,538
   Reserve units:                                              600        700        831        863        945


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Board of Managers and Contract Owners
Lincoln National Variable Annuity Fund A

We have audited the accompanying statement of net assets of Lincoln National Variable Annuity Fund A as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios (Note 6 to financial statements) for each of the five years in the period then ended. These financial statements and per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of the Lincoln National Variable Annuity Fund A at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                      Ernst & Young LLP

Fort Wayne, Indiana
February 13, 1998

BOARD OF MANAGERS

Kelly D. Clevenger
Chairman, Board of Managers
Vice President, Lincoln National Life
Insurance Co., Fort Wayne, Ind.

Nancy L. Frisby, CPA, Manager
Regional Vice President/Chief Financial
Officer, St. Joseph Medical Center,
Fort Wayne, Ind.

John B. Borsch, Jr., Manager
Associate Vice President, Investments,
Northwestern University, Evanston, Ill.

Barbara S. Kowalczyk, Manager
Senior Vice President, Lincoln National
Corp., Fort Wayne, Ind. and Lincoln
National China (China, Inc.)

SAFEKEEPER OF SECURITIES
Bankers Trust Company
New York, N.Y.

INDEPENDENT AUDITORS
Ernst & Young LLP
Fort Wayne, Ind.

INVESTMENT MANAGER
Lincoln National Life Insurance Co.
Fort Wayne, Ind.





(TM) [LINCOLN NATIONAL
LIFE INSURANCE CO. LOGO]

Fort Wayne, Indiana 46801